UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 26, 2026

NATIONAL FUEL GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6363 Main Street Williamsville, New York	14221
(Address principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (716) 857-7000

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Each Exchange on which registered
Common Stock, par value $1.00 per share	NFG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

CenterPoint Acquisition

As previously disclosed, on October 20, 2025, National Fuel Gas Company (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with CenterPoint Energy Resources Corp. (the “Seller”), pursuant to which, among other things, the Company agreed to acquire from the Seller all of the issued and outstanding equity interests of Vectren Energy Delivery of Ohio, LLC (“CenterPoint Ohio”), the Seller’s Ohio natural gas local distribution company business, for an aggregate purchase price of $2,620,000,000, subject to customary adjustments, as provided in the Purchase Agreement (the “Transaction”).

The Transaction is expected to close in the fourth quarter of calendar 2026, subject to the satisfaction or waiver of certain closing conditions set forth in the Purchase Agreement, including, but not limited to, the completion of a review with the Public Utilities Commission of Ohio. The Transaction will not close prior to October 1, 2026 without the prior written consent of the Seller.

This Current Report on Form 8-K is being filed to provide the consolidated financial statements of CenterPoint Ohio and pro forma financial information set forth under Item 9.01 below, which are incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained herein, including statements regarding the Transaction, are identified by the use of the words “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will” and “may” and similar expressions, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. While the Company’s expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis, actual results may differ materially from those projected in forward-looking statements. Furthermore, each forward-looking statement speaks only as of the date on which it is made. In addition to other factors, the following are important factors that could cause actual results to differ materially from those discussed in the forward-looking statements: changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, target rates of return, rate design, retained natural gas and system modernization), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; changes in economic conditions, including the imposition of additional tariffs on U.S. imports and related retaliatory tariffs, inflationary pressures, supply chain issues, liquidity challenges, and global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the Company’s ability to complete strategic transactions, such as the Transaction, including receipt of required regulatory clearances and satisfaction of other conditions to closing, and to recognize the anticipated benefits of such transactions; governmental/regulatory actions and/or market pressures to reduce or eliminate reliance on natural gas; the Company’s ability to estimate accurately the time and resources necessary to meet emissions targets; changes in the price of natural gas; impairments under the Securities and Exchange Commission’s full cost ceiling test for natural gas reserves; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures, other investments, and acquisitions, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; negotiations with the collective bargaining units representing the Company’s workforce, including potential work stoppages during negotiations; changes in price differentials between similar quantities of natural gas sold at different geographic locations, and the effect of such changes on commodity production, revenues and demand for pipeline transportation capacity to or from such locations; the impact of information technology disruptions, cybersecurity or data security breaches, including the impact of issues that may arise from the use of artificial intelligence technologies; factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas reserves, including among others geology, lease availability and costs, title disputes, weather conditions, water availability and disposal or recycling opportunities of used water, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; increased costs or delays or changes in plans with respect to Company projects or related projects of other companies, as well as difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; other changes in price differentials between similar quantities of natural gas having different quality, heating value, hydrocarbon mix or delivery date; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; uncertainty of natural gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas; changes in demographic patterns and weather conditions (including those related to climate change); changes in the availability, price or accounting treatment of derivative financial instruments; changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities or acts of war, as well as economic and operational disruptions due to third-party outages; significant differences between the Company’s projected and actual capital expenditures and operating expenses; or increasing costs of insurance, changes in coverage and the ability to obtain insurance. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The following audited financial statements of CenterPoint Ohio as of and for the year ended December 31, 2025 and the related notes thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Independent Auditor’s Report;

•	Balance Sheet as of December 31, 2025;

•	Statement of Income for the year ended December 31, 2025;

•	Statement of Cash Flows for the year ended December 31, 2025;

•	Statement of Changes in Member’s Equity for the year ended December 31, 2025; and

•	Notes to the Financial Statements.

Attached hereto as Exhibit 23.1 is the consent of Deloitte & Touche LLP, the independent auditors to CenterPoint Ohio, related to the above-referenced audited financial statements of CenterPoint Ohio filed as Exhibit 99.1 to this Current Report on Form 8-K.

The following unaudited financial statements of CenterPoint Ohio as of and for the three months ended March 31, 2026 and the related notes thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Unaudited Balance Sheet as of March 31, 2026;

•	Unaudited Statement of Income for the Three Months Ended March 31, 2026;

•	Unaudited Statement of Cash Flows for the Three Months Ended March 31, 2026;

•	Unaudited Statement of Changes in Member’s Equity for the Three Months Ended March 31, 2026; and

•	Notes to the Financial Statements.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial statements combining the historical consolidated financial statements of the Company and its subsidiaries and CenterPoint Ohio to give effect to the Transaction, other events contemplated by the Purchase Agreement and other related financing events contemplated by the Company or that have already occurred but are not yet reflected in the historical financial information of the Company, are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2026;

•	Unaudited Pro Forma Condensed Combined Statement of Income for the year ended September 30, 2025 and the six months ended March 31, 2026; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, the independent auditors to Vectren Energy Delivery of Ohio, LLC

99.1	Vectren Energy Delivery of Ohio, LLC Audited Financial Statements as of and for the year ended December 31, 2025, and accompanying notes thereto

99.2	Vectren Energy Delivery of Ohio, LLC Unaudited Financial Statements as of and for the three months ended March 31, 2026, and accompanying notes thereto

99.3	Unaudited Pro Forma Condensed Combined Financial Statements, and accompanying notes thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2026

NATIONAL FUEL GAS COMPANY

By:	/s/ Lee E. Hartz
Name: Lee E. Hartz
Title: General Counsel and Secretary

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